EXHIBIT 31.1


                     CERTIFICATION PURSUANT TO SECTION 302

                       OF THE SARBANES-OXLEY ACT OF 2002
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I, Jason F. Griffith,  Chief Executive Officer and Chief
Financial  Officer  of  GreenStart,   Inc.,   a  Nevada
corporation, certify that:

1.    I  have  reviewed  this  quarterly  report  on  Form   10-Q   for  the  fiscal
      quarter ended June 30, 2008.

2.    Based   on   my  knowledge,  this   report   does  not   contain  any   untrue
      statement of a material fact  or  omit  to  state a material fact necessary to make  the  statements  made, in light of the circumstances  under  which  such statements were made, not  misleading  with  respect  to the period covered by this report;

3.    Based   on    my    knowledge,   the    financial   statements,    and   other
      financial information included in this report,  fairly present in all material respects the financial condition, results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying   officer   and    I    are   responsible
      for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) or the  registrant  and have:

       (a)Designed    such   disclosure   controls   and   procedures,   or  caused
          such  disclosure  controls  and  procedures  to  be  designed  under  our
          supervision,  to  ensure   that  material  information  relating  to  the
          registrant, including its consolidated  subsidiaries, is made known to us by others within those entities, particularly  during the period in which this report is being prepared;

       (b)Evaluated   the    effectiveness   of   the    registrant's    disclosure
          controls  and  procedures  and  presented  in this report our conclusions about the effectiveness of the disclosure controls  and procedures, as of the  end of the period covered by this report based on  such  evaluation;
          and

       (c)Disclosed    in    this    report   any    change   in  the  registrant's
          internal  control  over  financial  reporting  that occurred  during  the registrant's most recent fiscal quarter that has  materially affected, or is  reasonably  likely  to  materially affect, the registrant's  internal control over financial reporting; and

5.    The   registrant's   other    certifying    officer   and  I  have  disclosed,
      based  on  our  most  recent  evaluation  of internal control  over  financial reporting,  to  the  registrant's auditors and  the  audit  committee  of  the
      registrant's  board  of   directors  (or  persons  performing  the  equivalent
      functions):

       (a)All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

       (b)Any    fraud,     whether    or     not    material,    that   involves
          management or other employees who have a significant role in the registrant's internal control over financial reporting.

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By:  /s/ Jason F. Griffith	Dated:	August 1, 2008
    --------------------------
         Jason F. Griffith


     Jason F. Griffith, Chief Executive Officer and Chief Financial Officer; Principal Executive Officer and
     Principal Financial and Accounting Officer